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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   APRIL 28, 2005
DATE OF EARLIEST EVENT REPORTED:    APRIL 26, 2005

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)

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
             DELAWARE                                  001-15395                                52-2187059
 (State or other jurisdiction of                (Commission File Number)                     (I.R.S. Employer
  incorporation or organization)                                                          Identification Number)
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                              11 WEST 42ND STREET
                               NEW YORK, NY 10036
                    (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition.

              The following transcript of Martha Stewart Living Omnimedia, Inc.'s April 26, 2005 earnings conference call is included as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits.

            Exhibit         Description

            99.1 Martha Stewart Living Omnimedia, Inc. Transcript of April 26, 2005 Earnings Conference Call.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

         Dated: April 28, 2005


                                  MARTHA STEWART LIVING OMNIMEDIA, INC.


                                   By:   /s/ James Follo
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                                        James Follo
                                        Executive Vice President, Chief
                                        Financial and Administrative Officer
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                                INDEX OF EXHIBITS

Exhibit No.                                  Description

99.1 Martha Stewart Living Omnimedia, Inc. - Transcript of April 26, 2005 Earnings Conference Call

                                       4